November 2022 RANGER INVESTOR PRESENTATION

Forward-Looking Statements: The information in this presentation includes “forward-looking statements.” All statements, other than statements of historical fact included in this presentation, regarding our strategy, our expected results of operations, cash flows, future operations, financial position, estimated revenues and projected costs, prospects, and objectives are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Ranger’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” included in Ranger’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022 and other filings with the U.S. Securities and Exchange Commission (“SEC”). We caution you that forward-looking statements are subject to risks and uncertainties. These risks include, but are not limited to, the level of domestic capital spending by the oil and natural gas industry natural or man-made disasters and other external events that may disrupt our manufacturing operations, volatility of oil and natural gas prices, changes in general economic and geopolitical conditions, technological advancements and sustained inflation in well service technologies. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward-looking statements. This presentation includes financial measures that are not presented in accordance with generally accepted accounting principles ("GAAP"), including EBITDA and Adjusted EBITDA. While management believes such measures are useful for investors, they do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures should not be used as a replacement for, and should not be considered in isolation from, financial measures that are in accordance with GAAP. Please see the Appendix for reconciliations of those measures to comparable GAAP measures. Industry and Market Data: This presentation has been prepared by Ranger and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Ranger believes these third-party sources are reliable as of their respective dates, Management has not independently verified the accuracy or completeness of this information. Some data are also based on the management estimates and approximations derived from internal sources and the third-party sources described above. Additional Information: For additional information, please see our filings with the SEC. Our filings are available on the SEC’s website, as well as on our website, rangerenergy.com, under the “Investor Center” tab. IMPORTANT DISCLOSURES 2

RANGER AT A GLANCE

Ticker	RNGR (NYSE)
Market Capitalization	~$265 million
Debt	~$45 million
Liquidity	~$35 million

Segment Profile


Ancillary Services 19%
High Spec Rig Services 50%
Wireline Services 31%
2022E Revenue ~$620M

Ownership Profile


Float 60%
CSL & Related 29%
Bayou 11%
24.8M Class A Shares

Service Offerings: 11

Operational Assets: ~5,000

Operating Locations: 25

Number of Employees: ~2,000

Investment Thesis:

Ranger is a leading completion and production oriented service company generating sustainable, through cycle cash flows. Ranger's completion exposure allows for additional earnings in up-cycles while its production focused business provides resiliency and protection in the down-cycles.

RANGER ENERGY SERVICES

Source: Management and SEC publicly filed information as of 11/11/2022.

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R A N G E R B U S IN E S S O V E R V IE W• High-Spec Rig Services • Completion related drill-outs • Workovers and well maintenance High Spec Rigs • Rig-Assist Snubbing • Coiled Tubing • Rental and Fishing • Plug and Abandonment • Natural Gas Processing & Conditioning (Torrent) ANCILLARY SERVICES • Plug and Perf • Pump-Down Services • Cement and Casing Evaluation • Intervention Services WIRELINE SERVICES 4

Since the Initial Public Offering in 2017, the Ranger business has demonstrated its ability to generate strong returns, weather significant market pressures and consolidate and integrate businesses. We have market leading positions, a strong balance sheet and a proven consolidation platform to continue our journey of growth. V A L U E P R O P O S IT IO N THROUGH CYCLE PERFORMANCE OPPORTUNITIES FOR GROWTH & OPTIMIZATION STRONG CASH FLOW GENERATION PROVEN CONSOLIDATION PLATFORM 5

PRODUCTION SERVICES WITH COMPLETIONS EXPOSURE

1) **Well Completion Support**

- Completion services utilized during and after hydraulic fracturing, but prior to placing a well into production
- Unconventional completion drill-outs, wireline plug and perforation, and pump down services provide exposure to high margin work in upcycle
- Ancillary services including coil tubing and rentals generate incremental revenues and increased margins

3) **Workovers and Recompletions**

- Well work providing operators with low-cost incremental barrels
  - Recompletion or re-frac of existing zones
  - Recompletion work to open additional zones
  - Major well cleanouts and casing repairs
- 100% of Ranger's high-spec well service rig fleet is designed to perform complex workover operations in long lateral wells


1
3
Drilling
Completion
Production
Decommissioning
2
4

2) **Well Maintenance**

- Services conducted multiple times throughout the life of the well for routine maintenance including:
  - Removal/replacement of downhole artificial lift equipment
  - Repair of failed production tubing

4) **Plug & Abandonment**

- Well service rigs used to prepare non-economic wells to be shut in and permanently sealed
  - Ranger provides associated wireline and cementing
- Decommissioning work is less sensitive to commodity prices as a result of obligations imposed by state regulations and increased focus on ESG initiatives

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LATERAL WELLS NECESSITATE MORE MAINTENANCE DEMAND GROWING AROUND PRODUCTION SPENDING • >150,000 horizontal wells currently producing with modern, extended lateral, horizontal well designs being utilized by U.S. E&P Operators which require High-Spec Service Rigs and support equipment • Extended reach became the primary lateral length drilling type in 2017. This has a positive impact on well servicing versus coiled tubing • Average well laterals were 5,000’ in 2014 as compared to average laterals in more recent years averaging between 9,000’ to 10,000’ Source: Graph by the U.S. Energy Information Administration, based on data from Enverus and Spears market research. Note: BOE=barrel of oil equivalent 7

Ranger has been intentional in maintaining and acquiring operational assets that provide substantial capacity to grow its existing business lines without significant additional capital outlays as the cycle continues to strengthen. V A L U E P R O P O S IT IO N THROUGH CYCLE PERFORMANCE OPPORTUNITIES FOR GROWTH & OPTIMIZATION STRONG CASH FLOW GENERATION PROVEN CONSOLIDATION PLATFORM 8

RANGER HIGH SPEC RIG PRESENCE

RANGER HAS THE HIGHEST ACTIVE RIG COUNT IN THE SPACE WITH ~165 ACTIVE RIGS OPERATING AT THE END OF OCTOBER 2022.



Well Servicing Rig Market
1000 – 1200 total rigs
Other Providers
40% to 50%
(20+ Companies)
Leading Service
Providers
50% to 60%



Operational Rig Count for Large Providers
15%-20%
Mkt Share
~165 Rigs
Ranger
Energy Services
Key
Energy Services
Brigade
Energy Services
Axis
Energy Services
Clearwell
Dynamics
Ensign
Energy Services

Source: Management Estimates

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RANGER HIGH SPEC RIGS GROWTH POTENTIAL

WELL SERVICING BUSINESS CAN GROW UP TO 20% IN ACTIVITY LEVELS WITH EXISTING AVAILABLE RIG CAPACITY[1].


Well Services Revenue(1)
(in millions)
$150
$132
$83
$140
$280
$365
2018
2019
2020
2021
3Q22 TTM
Future Opportunity

	2018	2019	2020	2021	3Q22 TTM	Future Opportunity
Rig Count	~97	~91	~62	~92	~165	~198
Rig Rate	$513/hr	$527/hr	$515/hr	$543/hr	$525/hr	$525/hr


Well Services EBITDA(1)
(in millions)
$9
$14
$14
$17
4Q21
1Q22
2Q22
3Q22

Note (1): Charts designed to show earnings or revenue capacity and should not be relied upon as company guidance. Activating this capacity is contingent upon market condition, relieving labor constraints, and alleviating supply chain constraints all of which are expected to remain challenges for the foreseeable future.

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M a jo r W ir e lin e A cq u is it io n s 7 11 7 28 45 11 13 13 68 68 2018 2019 2020 2021 2022 Active Wireline Trucks Available Wireline Trucks WIRELINE SERVICE UTILIZATION 11 WIRELINE HAS CAPACITY TO GROW REVENUE UP TO 30% THROUGH INCREASED UTILIZATION OF EXISTING AVAILABLE ASSETS. Wireline Truck Capacity(1) Note (2): 2022 Data presented is as of September 30, 2022. Note (1): Charts designed to show earnings or revenue capacity and should not be relied upon as company guidance. Activating this capacity is contingent upon market condition, relieving labor constraints, and alleviating supply chain constraints all of which are expected to remain challenges for the foreseeable future. (2)

$136 $79 $105 $193 2019 2020 2021 3Q22 TTM Future Opportunity $39 / 29% $23 / 29% $2 / 2% $15 / 8% EBITDA / % WIRELINE SERVICE GROWTH POTENTIAL 12 Wireline Revenue(1) (in millions) $260 Wireline EBITDA(1) (in millions) 25% $64M 9% $17M Note (1): Charts designed to show earnings or revenue capacity and should not be relied upon as company guidance. Activating this capacity is contingent upon market condition, relieving labor constraints, and alleviating supply chain constraints all of which are expected to remain challenges for the foreseeable future. 19% $46M 2Q22 Annualized EBITDA 3Q22 Annualized EBITDA Future Opportunity

$8 $6 $6 $7 >$9 4Q21 1Q22 2Q22 3Q22 Future Opportunity $10 $5 $6 $9 4Q21 1Q22 2Q22 3Q22 Future Opportunity >$12 P&A Revenue(1) (in millions, per quarter) ANCILLARY BUSINESS POTENTIAL BURGEONING BUSINESSES IN P&A AND RENTALS 13 Fishing and Rentals Revenue(1) (in millions, per quarter) RANGER HAS GROWN ITS PLUG & ABANDONMENT BUSINESS BY 33% SINCE THE BASIC ACQUISITION WITH CAPACITY OF ~$36MM PER ANNUM. RANGER HAS DOUBLED THE SIZE OF ITS FISHING AND RENTAL BUSINESS SINCE ACQUIRING THE BASIC ASSETS WITH CAPACITY OF > $48MM PER ANNUM. Note (1): Charts designed to show earnings or revenue capacity and should not be relied upon as company guidance. Activating this capacity is contingent upon market condition, relieving labor constraints, and alleviating supply chain constraints all of which are expected to remain challenges for the foreseeable future.

GROWTH IN ACTION BURGEONING BUSINESSES IN P&A AND RENTALS 14 Coil Tubing Revenue (in millions) RANGER MADE INTENTIONAL INVESTMENTS INTO THE BASIC COIL TUBING ASSETS IN THE FALL OF 2021 WITH THE RIGHT MANAGEMENT AND FOCUS; WE BELIEVE OUR EFFORTS HAVE PAID OFF FOR THE COMPANY. Replacement Asset Value: ~$35MM Purchase Price: $2MM Estimated Annual Revenue: ~$48MM Estimated Annual EBITDA: ~$12MM Approximate Annual Return: ~30%+$3 $5 $9 4Q21 1Q22 2Q22 3Q22 $13 Note (1): Charts designed to show earnings or revenue capacity and should not be relied upon as company guidance. Activating this capacity is contingent upon market condition, relieving labor constraints, and alleviating supply chain constraints all of which are expected to remain challenges for the foreseeable future.

CONSOLIDATED AVAILABLE CAPACITY

RANGER CAN GROW SIGNIFICANTLY ACROSS PRODUCT LINES WITH EXISTING ASSET CAPACITY. MARKET CONDITIONS WILL DICTATE THE PACE OF THAT GROWTH IN FUTURE PERIODS.

Consolidated Asset Capacity(1)
(in millions)



2022 Estimate
High Spec Rigs
Wireline
Ancillary Services
$620
Available Capacity
High Spec Rigs
Wireline
Ancillary Services
$765(2)

ANNUAL COMPANY MAINTENANCE CAPEX BETWEEN 4% AND 6% OF REVENUE, INCLUSIVE OF REACTIVATING AVAILABLE CAPACITY.

Note (1): Charts designed to show earnings or revenue capacity and should not be relied upon as company guidance. Activating this capacity is contingent upon market condition, relieving labor constraints , and alleviating supply chain constraints all of which are expected to remain challenges for the foreseeable future.
Note (2): $765M includes other insignificant revenues and ~$8M, per quarter, of G&A support services.

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Ranger has exercised financial prudence over the years, paying down debt and generating cash. Cash flows from operations and more recently, free cash flow generation, have shown strong growth. V A L U E P R O P O S IT IO N THROUGH CYCLE PERFORMANCE OPPORTUNITIES TO OPTIMIZE STRONG CASH FLOW GENERATION PROVEN CONSOLIDATION PLATFORM 16

STRONG EARNINGS PROFILE 17 THE COMPANY ANTICIPATES GROWING REVENUE BY APPROXIMATELY 110% AND ADJUSTED EBITDA BY APPROXIMATELY 500% YEAR OVER YEAR. Consolidated Company Performance (revenue and EBITDA, in millions) $303 $337 $188 $293 $454 $41 $51 $22 $13 $58 14% 15% 12% 4% 13% 13% 2018 2019 2020 2021 3Q 2022 YTD 2022E Revenue Adjusted EBITDA EBITDA % $620 ~$80

2018 2019 2020 2021 3Q22 TTM 11% 22% 12% N/A 11% 73% 102% 116% N/A 58% TRACK RECORD OF CASH FLOW GENERATION 18 Cash Flow from Operations (in millions) RANGER HAS CONSISTENTLY PRODUCED CASH FLOWS OF MORE THAN 10% AGAINST CAPITAL EMPLOYED AND CONVERTED EBITDA TO CASH AT AN AVERAGE RATE OF 77%. Capex: Averaged 6% of revenue since 2018. $28 $52 $26 2018 2019 2020 2021 2022E ($39) $30-$40 CFO as % Capital Employed CFO as % Adj EBITDA Debt: Repaid over $50 million of debt since 2018. Leverage: Maintained leverage levels of 1X to 2X. Current debt level is less than 1x run rate EBITDA. Basic, PerfX & Patriot Acquisition Period 1.6X .8X 1.1X 5.6X 0.7X

During 2021, Ranger acquired three companies across two service lines and has demonstrated a strong return profile and value capture from consolidation as well as successful integration capabilities through these transactions. V A L U E P R O P O S IT IO N THROUGH CYCLE PERFORMANCE OPPORTUNITIES TO OPTIMIZE STRONG CASH FLOW GENERATION PROVEN CONSOLIDATION PLATFORM 19

PROVEN TRACK RECORD – BASIC ASSETS Source: Management Records 20 RANGER INVESTED $40MM TO PURCHASE CERTAIN ASSETS OF BASIC ENERGY IN 2021. THESE ASSETS HAVE GENERATED APPROXIMATELY $38MM of EBITDA OVER THAT SAME PERIOD RETURNING 95% OF THE TOTAL INVESTMENT IN 12 MONTHS. Investment Elements Amount Purchase Price $41.0MM Transaction & Integration Costs $14.7MM Financing Costs $6.3MM Asset Sales ($22.0MM) Total Investment $40.0MM Performance (in millions) $38 $42 $54 $61 $8 $7 $11 $12 4Q21 1Q22 2Q22 3Q22 Revenue EBITDA

$6 $4 $7 $9 $15 $0 $2 $1 $3 $6 3Q21 4Q21 1Q22 2Q22 3Q22 Revenue EBITDA PROVEN TRACK RECORD – PATRIOT ASSETS 21 Investment Elements Amount Purchase Price $11.0MM Transaction & Integration Costs $0.6MM Total Investment $11.6MM Source: Management Records Performance (in millions) RANGER INVESTED $11.6MM IN PATRIOT DURING 2021. THESE ASSETS HAVE GENERATED APPROXIMATELY $12MM of EBITDA OVER THAT SAME PERIOD RETURNING OVER 100% OF THE TOTAL INVESTMENT IN THE 15 MONTHS.

PLATFORM FOR CONSOLIDATION & GROWTH 22 ATTRACTIVE PROFILES & CRITERIA FOR CONSIDERATION: Market Segment Potential Benefits Possible Concerns High Spec Rig Services Expand market share/geographic reach, consolidate fragmented market Potential revenue cannibalization Wireline Services Expand market share, extend geographic reach Market remains highly fragmented Fishing and Rental Services Accelerate growth trajectory to solidify product line Cyclical exposure Expanding Service Lines Enhance overall earnings potential Diluting brand and reputation • High quality workforce and assets that reinforce or expand current reputation • Committed and experienced management to support the service line • Earnings potential with visible capital return opportunity • Differentiated service, product or service delivery model RANGER INTENDS TO REMAIN HIGHLY SELECTIVE WHEN LOOKING FOR STRATEGIC OPPORTUNITIES

RANGER LEADS THE WAY V A L U E P R O P O S IT IO N THROUGH CYCLE PERFORMANCE OPPORTUNITIES TO OPTIMIZE STRONG CASH FLOW GENERATION PROVEN CONSOLIDATION PLATFORM 23

RANGER LEADS THE WAY

APPENDIX: SUPPLEMENTAL INFORMATION 25

EBITDA RECONCILIATIONS 26 2018 2019 2020 2021 3Q22 YTD Net income (loss) ($6MM) $4MM ($19MM) ($2MM) $8MM Interest expense, net $4MM $6MM $3MM $5MM $6MM Tax benefit - $2MM - ($6MM) $1MM Depreciation and amortization $30MM $35MM $35MM $36MM $34MM EBITDA $28MM $47MM $19MM $33MM $49MM Equity based compensation $2MM $4MM $4MM $3MM $3MM Acquisition related costs $1MM - - $9MM $6MM Loss on disposal of property and equipment $1MM - - ($1MM) - Impairment of goodwill / fixed assets $9MM - - - $1MM Severance and reorganization costs - - $1MM ($1MM) $2MM Termination of tax receivable agreement - - - $4MM - Legal fees and settlements - - - $1MM $1MM Allowance for AR write-off - - - $2MM - Gain on retirement of debt - - ($2MM) - - Bargain purchase gain, net of tax - - - ($37MM) ($4MM) Adjusted EBITDA $41MM $51MM $22MM $13MM $58MM Adjusted EBITDA We believe Adjusted EBITDA is a useful performance measure because it allows for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure. We exclude the items listed above from net income or loss in arriving at Adjusted EBITDA because these amounts can vary substantially within our industry depending upon accounting methods, book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDA. We define Adjusted EBITDA as net income or loss before net interest expense, income tax provision or benefit, depreciation and amortization, equity-based compensation, acquisition-related, severance and reorganization costs, gain or loss on disposal of assets, and certain other non-cash and certain items that we do not view as indicative of our ongoing performance.

EBITDA RECONCILIATIONS 27 BASIC ASSETS 4Q21 1Q22 2Q22 3Q22 Total Net income (loss) $8MM $7MM $11MM $12MM $38MM Depreciation and amortization - - - - - Interest expense, net - - - - - Impairment of fixed assets - - - - - Tax benefit - - - - - EBITDA $8MM $7MM $11MM $12MM $38MM Adjusted EBITDA $8MM $7MM $11MM $12MM $38MM PATRIOT ASSETS 3Q21 4Q21 1Q22 2Q22 3Q22 Total Net income (loss) - $2MM $1MM $3MM $6MM $12MM Depreciation and amortization - - - - - - Interest expense, net - - - - - - Impairment of fixed assets - - - - - - Tax benefit - - - - - - EBITDA - $2MM $1MM $3MM $6MM $12MM Adjusted EBITDA - $2MM $1MM $3MM $6MM $12MM